Q4 Fiscal 2020 Supplemental Information

Q4 Fiscal 2020 Segment Performance[1][3]

($ in thousands)	Three months ended September 30, 2020		Three months ended September 30, 2019		Period over period growth
Adjusted Net Revenue[2]					
Merchant Services, excluding Purchased Portfolios	$	23,882	$	27,421	(13)%
Purchased Portfolios		877		1,273	(31)%
Merchant Services		24,759		28,694	(14)%
Proprietary Software and Payments		14,078		11,871	19%
Other		(411)		—	nm
Total	$	38,426	$	40,565	(5)%
Adjusted EBITDA[2]					
Merchant Services	$	7,525	$	9,810	(23)%
Proprietary Software and Payments		4,937		4,845	2%
Other		(2,780)		(2,929)	5%
Total	$	9,682	$	11,726	(17)%
Adjusted EBITDA as a percentage of Net Revenue		25.2 %		28.9 %	
Volume					
Merchant Services	$	3,614,766	$	3,666,707	(1)%
Proprietary Software and Payments		364,827		181,872	101%
Total	$	3,979,593	$	3,848,579	3%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

2

Q4 Fiscal 2020 Segment Performance(1)(3) ($ in thousands) Years ended September 30, Period over period 2020 2019 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 96,850 $ 97,058 —% Purchased Portfolios 4,099 6,238 (34)% Merchant Services 100,949 103,296 (2)% Proprietary Software and Payments 51,777 34,301 51% Other (1,768) — nm Total $ 150,958 $ 137,597 10% Adjusted EBITDA(2) Merchant Services $ 30,754 $ 34,527 (11)% Proprietary Software and Payments 18,642 14,497 29% Other (10,839) (10,279) (5)% Total $ 38,557 $ 38,745 —% Adjusted EBITDA as a percentage of Net Revenue 25.5% 28.2 % Volume Merchant Services $ 13,553,263 $ 12,533,107 8% Proprietary Software and Payments 823,885 611,351 35% Total $ 14,377,148 $ 13,144,458 9% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures. 3 3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three months ended September 30, 2020 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 24,759 $ 13,924 $ (411) $ 38,272 Acquisition revenue adjustments(1) — 154 — 154 Adjusted Net Revenue $ 24,759 $ 14,078 $ (411) $ 38,426 ($ in thousands) Three months ended September 30, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 95,584 $ 12,978 $ — $ 108,562 Acquisition revenue adjustments(1) 50 1,043 — 1,093 Interchange and nework fees (66,940) (2,150) — (69,090) Adjusted Net Revenue $ 28,694 $ 11,871 $ — $ 40,565 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $877 and acquisition revenue adjustments of $0 for the three months ended September 30, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $2,666, acquisition revenue adjustments of $0 and interchange and network fees of $1,393 for the three months ended September 30, 2019. 4 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Year ended September 30, 2020(4) Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 100,949 $ 50,953 $ (1,768) $ 150,134 Acquisition revenue adjustments(1) — 824 — 824 Adjusted Net Revenue $ 100,949 $ 51,777 $ (1,768) $ 150,958 ($ in thousands) Year ended September 30, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 338,968 $ 37,339 $ — $ 376,307 Acquisition revenue adjustments(1) 498 3,659 — 4,157 Interchange and nework fees (236,170) (6,697) — (242,867) Adjusted Net Revenue $ 103,296 $ 34,301 $ — $ 137,597 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $4,099 and acquisition revenue adjustments of $0 for the year ended September 30, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $12,427, acquisition revenue adjustments of $0 and interchange and network fees of $6,189 for the year ended September 30, 2019. 5 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended September 30, 2020				Three months ended September 30, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,147	$ 2,729	$ (6,678)	$ 1,198	$ 5,684	$ 1,738	$ (5,553)	$ 1,869
Interest expense (income), net	—	—	2,305	2,305	(1)	—	2,018	2,017
Other expense	—	—	1,792	1,792	—	—	—	—
Benefit from income taxes	—	—	(877)	(877)	—	—	(175)	(175)
Net income (loss)	5,147	2,729	(9,898)	(2,022)	5,685	1,738	(7,396)	27
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(877)	(877)	—	—	(175)	(175)
Financing-related expenses[2]	—	—	43	43	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(400)	452	—	52	895	758	—	1,653
Equity-based compensation[4]	—	—	3,002	3,002	—	—	2,002	2,002
Acquisition revenue adjustments[5]	—	154	—	154	50	1,043	—	1,093
Acquisition-related expenses[6]	—	—	508	508	—	—	412	412
Acquisition intangible amortization[7]	2,539	1,085	—	3,624	3,017	802	—	3,819
Non-cash interest expense[8]	—	—	1,429	1,429	—	—	102	102
Other taxes[9]	3	—	173	176	(43)	1	50	8
Other expenses related to adjustments of liabilities under tax receivable agreement[10]	—	—	323	323	—	—	—	—
Non-cash loss on Exchangeable Note repurchases[11]	—	—	1,469	1,469	—	—	—	—
COVID-19 related expenses[12]	—	—	—	—	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	7,289	4,420	(3,828)	7,881	9,604	4,342	(5,005)	8,941
Pro forma taxes at effective tax rate[13]	(1,822)	(1,105)	957	(1,970)	(2,401)	(1,085)	1,251	(2,235)
Pro forma adjusted net income (loss)[14]	5,467	3,315	(2,871)	5,911	7,203	3,257	(3,754)	6,706
Plus:								
Cash interest expense (income), net[15]	—	—	876	876	(1)	—	1,916	1,915
Pro forma taxes at effective tax rate[13]	1,822	1,105	(957)	1,970	2,401	1,085	(1,251)	2,235
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[16]	236	517	172	925	207	503	160	870
Adjusted EBITDA	$ 7,525	$ 4,937	$ (2,780)	$ 9,682	$ 9,810	$ 4,845	$ (2,929)	$ 11,726

3VERTICALS

See footnotes continued on the next slide.

6

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $3,002 and $2,002 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended September 30, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 11. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 12. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 13. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 14. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 15. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 16. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 7

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Year ended September 30, 2020[1]				Year ended September 30, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 23,528	$ 8,704	$ (24,459)	$ 7,773	$ 22,292	$ 3,177	$ (19,079)	$ 6,390
Interest expense, net	(1)	—	8,927	8,926	(3)	(8)	6,015	6,004
Other expense	—	—	2,621	2,621	—	—	—	—
Benefit from income taxes	—	—	(2,795)	(2,795)	—	—	(177)	(177)
Net income (loss)	23,529	8,704	(33,212)	(979)	22,295	3,185	(24,917)	563
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(2,795)	(2,795)	—	—	(177)	(177)
Financing-related expenses[2]	—	—	286	286	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(4,691)	3,282	—	(1,409)	(477)	3,866	—	3,389
Equity-based compensation[4]	—	—	10,452	10,452	—	—	6,124	6,124
Acquisition revenue adjustments[4]	—	824	—	824	498	3,659	—	4,157
Acquisition-related expenses[6]	—	—	1,811	1,811	—	—	1,859	1,859
Acquisition intangible amortization[7]	10,780	3,717	—	14,497	11,466	2,103	1	13,570
Non-cash interest expense[8]	—	—	3,844	3,844	—	—	873	873
Other taxes[9]	14	—	351	365	(7)	5	264	262
Other expenses related to adjustments of liabilities under Tax Receivable Agreement[10]	—	—	323	323	—	—	—	—
Non-cash loss on Exchangeable Note repurchases[11]	—	—	2,297	2,297	—	—	—	—
COVID-19 related expenses[12]	107	109	23	239	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	29,739	16,636	(16,620)	29,755	33,775	12,818	(15,973)	30,620
Pro forma taxes at effective tax rate[13]	(7,435)	(4,159)	4,155	(7,439)	(8,444)	(3,204)	3,993	(7,655)
Pro forma adjusted net income (loss)[14]	22,304	12,477	(12,465)	22,316	25,331	9,614	(11,980)	22,965
Plus:								
Cash interest (income) expense, net[15]	(1)	—	5,083	5,082	(3)	(8)	5,142	5,131
Pro forma taxes at effective tax rate[13]	7,435	4,159	(4,155)	7,439	8,444	3,204	(3,993)	7,655
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[16]	1,016	2,006	698	3,720	755	1,687	552	2,994
Adjusted EBITDA	$ 30,754	$ 18,642	$ (10,839)	$ 38,557	$ 34,527	$ 14,497	$ (10,279)	$ 38,745

i3 VERTICALS

See footnotes continued on the next slide.

8

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $10,452 and $6,124 related to stock options issued under the Company's 2018 Equity Incentive Plan during the years ended September 30, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 11. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 12. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 13. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates. 14. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 15. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 16. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 9

Reconciliation Between GAAP Debt and Covenant Debt The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: ($ in millions) As of September 30, 2020 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 0.0 Exchangeable Notes 95.3 Debt issuance costs, net (4.6) Total long-term debt, net of issuance costs $ 90.7 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 21.7 Exchangeable Notes 95.3 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 0.0 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents(2) (10.0) Total long-term debt for use in our Total Leverage Ratio $ 107.0 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option. 2. Although our cash and cash equivalents balance at September 30, 2020 was $15,568, in accordance with our Senior Secured Credit Facility, only up to $10,000 of unrestricted cash and cash equivalents may be subtracted from the calculation of long-term debt for use in our Total Leverage Ratio. 10

Payment Volumes Quickly Recovering from COVID-19 Lows Consolidated Average Daily Payments Volume(1) ($ in millions) Average daily payments volume for the week ending February 8th through the week ending October 31st (47%) +79% 39.3 37.3 36.1 36.2 36.8 35.2 34.7 34.2 34.9 34.6 33.8 33.5 33.9 33.2 33.4 33.3 31.7 32.0 31.8 32.2 31.8 31.5 30.9 31.3 30.2 30.7 30.0 26.8 26.3 25.3 25.9 23.3 23.4 20.5 19.7 20.3 18.6 18.9 4-Jul 7-Mar 4-Apr 2-May 9-May 6-Jun 11-Jul 18-Jul 25-Jul 1-Aug 8-Aug 5-Sep 3-Oct 15-Feb 22-Feb 29-Feb 14-Mar 21-Mar 28-Mar 11-Apr 18-Apr 25-Apr 16-May 23-May 30-May 13-Jun 20-Jun 27-Jun 15-Aug 22-Aug 29-Aug 12-Sep 19-Sep 26-Sep 10-Oct 17-Oct 24-Oct 31-Oct 1. This includes volume from i3's largest processing portfolios, for which daily volume figures are readily available. The volume of various minor portfolios and any volume for which we receive a residual but do not control the merchant relationship are not included. Average daily volume above represents approximately 85% of the credit and debit volume we reported, or we expect to report in our consolidated financial statements. 11

Software Revenues Remain Resilient Software and Related and Services Revenue Trends(1) (Monthly Adjusted Net Revenue)(2) ($ in millions) Software and Related Services Monthly Revenue in Q2 through Q4 2020 +50% (16%) $3.9 $3.4 $3.2 $3.0 $3.1 $2.8 $2.9 $2.6 $2.7 April May June July January March August February September 1. Software and related services includes the sale of licenses, subscriptions, installation services, and ongoing support specific to software. 2. Monthly adjusted net revenue is a non-GAAP financial measure. Refer to the following slide for the reconciliation of non-GAAP financial measures. 12

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to adjusted net revenue(1) is as follows: ($ in thousands) Three Months Ended, March 31, 2020 June 30, 2020 September 30, 2020 Other revenue $ 12,792 $ 10,926 $ 13,161 Payments revenue 26,386 20,647 25,111 Revenue 39,178 31,573 38,272 Acquisition revenue adjustments(1) 133 24 154 Adjusted Net Revenue $ 39,311 $ 31,597 $ 38,426 Non-GAAP Adjusted Net Revenue(2): Software and related services $ 9,552 $ 8,122 $ 10,046 Other 3,373 2,828 3,269 Adjusted other revenue(2) 12,925 10,950 13,315 Payments revenue 26,386 20,647 25,111 Adjusted Net Revenue $ 39,311 $ 31,597 $ 38,426 1.) Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2.) For the three months ended March 31, 2020, June 30, 2020, and September 30, 2020, software and related services includes the sale of licenses, subscriptions, installation services, and ongoing support specific to software. Payments revenue is defined as volume-based payment processing fees (“discount fees”) and other related fixed transactions or service fees, net of interchange and network fees. Remaining revenue is comprised of other POS-related solutions and services the Company provides to its clients directly and through its processing bank relationships. 13

Q3 Fiscal 2020 Supplemental Information

Q3 Fiscal 2020 Segment Performance(1)(3) ($ in thousands) Three months ended June 30, Period over period 2020 2019 growth Adjusted Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 21,367 $ 24,870 (14)% Purchased Portfolios 855 1,387 (38)% Merchant Services 22,222 26,257 (15)% Proprietary Software and Payments 9,791 9,757 —% Other (416) — nm Total $ 31,597 $ 36,014 (12)% Adjusted EBITDA(2) Merchant Services $ 6,695 $ 8,856 (24)% Proprietary Software and Payments 2,613 3,430 (24)% Other (2,257) (2,592) 13% Total $ 7,051 $ 9,694 (27)% Adjusted EBITDA as a percentage of Net Revenue 22.3% 26.9 % Volume Merchant Services $ 2,909,731 $ 3,268,141 (11)% Proprietary Software and Payments 70,971 141,081 (50)% Total $ 2,980,702 $ 3,409,222 (13)% 1. i3 Verticals has two segments, “Merchant Services,” which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an “Other” category, which includes corporate overhead. 2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures. 15 3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Q3 Fiscal 2020 Segment Performance[(1)(3)]

($ in thousands)	Nine months ended June 30, 2020		Nine months ended June 30, 2019		Period over period growth
Adjusted Net Revenue[(2)]					
Merchant Services, excluding Purchased Portfolios	$	72,968	$	69,637	5%
Purchased Portfolios		3,222		4,965	(35)%
Merchant Services		76,190		74,602	2%
Proprietary Software and Payments		37,699		22,430	68%
Other		(1,357)		—	nm
Total	$	112,532	$	97,032	16%
Adjusted EBITDA[(2)]					
Merchant Services	$	23,229	$	24,717	(6)%
Proprietary Software and Payments		13,705		9,652	42%
Other		(8,059)		(7,350)	(10)%
Total	$	28,875	$	27,019	7%
Adjusted EBITDA as a percentage of Net Revenue		25.7 %		27.8 %	
Volume					
Merchant Services	$	9,938,497	$	8,866,400	12%
Proprietary Software and Payments		459,058		429,479	7%
Total	$	10,397,555	$	9,295,879	12%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

16

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three months ended June 30, 2020 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 22,222 $ 9,767 $ (416) $ 31,573 Acquisition revenue adjustments(1) — 24 — 24 Adjusted Net Revenue $ 22,222 $ 9,791 $ (416) $ 31,597 ($ in thousands) Three months ended June 30, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 87,870 $ 9,613 $ — $ 97,483 Acquisition revenue adjustments(1) 131 1,663 — 1,794 Interchange and nework fees (61,744) (1,519) — (63,263) Adjusted Net Revenue $ 26,257 $ 9,757 $ — $ 36,014 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $855 and acquisition revenue adjustments of $0 for the three months ended June 30, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $2,884, acquisition revenue adjustments of $0 and interchange and network fees of $1,497 for the three months ended June 30, 2019. 17 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Nine months ended June 30, 2020(4) Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 76,190 $ 37,029 $ (1,357) $ 111,862 Acquisition revenue adjustments(1) — 670 — 670 Adjusted Net Revenue $ 76,190 $ 37,699 $ (1,357) $ 112,532 ($ in thousands) Nine months ended June 30, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 243,384 $ 24,361 $ — $ 267,745 Acquisition revenue adjustments(1) 448 2,616 — 3,064 Interchange and nework fees (169,230) (4,547) — (173,777) Adjusted Net Revenue $ 74,602 $ 22,430 $ — $ 97,032 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $3,222 and acquisition revenue adjustments of $0 for the nine months ended June 30, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $9,761, acquisition revenue adjustments of $0 and interchange and network fees of $4,796 for the nine months ended June 30, 2019. 18 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended June 30, 2020[1]				Three months ended June 30, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,975	$ 1,265	$ (5,803)	$ 437	$ 6,296	$ 320	$ (5,422)	$ 1,194
Interest (income) expense, net	(1)	—	2,424	2,423	(1)	(8)	1,927	1,918
Other expense	—	—	829	829	—	—	—	—
Benefit from income taxes	—	—	(5)	(5)	—	—	(131)	(131)
Net income (loss)	4,976	1,265	(9,051)	(2,810)	6,297	328	(7,218)	(593)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(5)	(5)	—	—	(131)	(131)
Financing-related expenses[2]	—	—	22	22	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(1,345)	(128)	—	(1,473)	(673)	256	—	(417)
Equity-based compensation[4]	—	—	2,816	2,816	—	—	1,808	1,808
Acquisition revenue adjustments[5]	—	24	—	24	131	1,663	—	1,794
Acquisition-related expenses[6]	—	—	458	458	—	—	826	826
Acquisition intangible amortization[7]	2,674	878	—	3,552	2,886	755	—	3,641
Non-cash interest expense[8]	—	—	1,436	1,436	—	—	306	306
Other taxes[9]	4	—	50	54	13	—	51	64
Non-cash loss on Exchangeable Note repurchases[10]	—	—	828	828	—	—	—	—
COVID-19 related expenses[11]	107	109	23	239	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	6,416	2,148	(3,423)	5,141	8,654	3,002	(4,358)	7,298
Pro forma taxes at effective tax rate[12]	(1,605)	(537)	856	(1,286)	(2,164)	(750)	1,089	(1,825)
Pro forma adjusted net income (loss)[13]	4,811	1,611	(2,567)	3,855	6,490	2,252	(3,269)	5,473
Plus:								
Cash interest (income) expense, net[14]	(1)	—	988	987	(1)	(8)	1,621	1,612
Pro forma taxes at effective tax rate[12]	1,605	537	(856)	1,286	2,164	750	(1,089)	1,825
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[15]	280	465	178	923	203	436	145	784
Adjusted EBITDA	$ 6,695	$ 2,613	$ (2,257)	$ 7,051	$ 8,856	$ 3,430	$ (2,592)	$ 9,694

See footnotes continued on the next slide.

19

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $2,816 and $1,808 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended June 30, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 11. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 12. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 13. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 20

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Nine months ended June 30, 2020[1]				Nine months ended June 30, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 18,381	$ 5,975	$ (17,781)	$ 6,575	$ 16,608	$ 1,439	$ (13,526)	$ 4,521
Interest (income) expense, net	(1)	—	6,622	6,621	(2)	(8)	3,997	3,987
Other expense	—	—	829	829	—	—	—	—
Benefit from income taxes	—	—	(1,918)	(1,918)	—	—	(2)	(2)
Net income (loss)	18,382	5,975	(23,314)	1,043	16,610	1,447	(17,521)	536
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(1,918)	(1,918)	—	—	(2)	(2)
Financing-related expenses[2]	—	—	243	243	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(4,291)	2,830	—	(1,461)	(1,372)	3,108	—	1,736
Equity-based compensation[4]	—	—	7,450	7,450	—	—	4,122	4,122
Acquisition revenue adjustments[4]	—	670	—	670	448	2,616	—	3,064
Acquisition-related expenses[6]	—	—	1,303	1,303	—	—	1,447	1,447
Acquisition intangible amortization[7]	8,241	2,632	—	10,873	8,449	1,301	1	9,751
Non-cash interest expense[8]	—	—	2,415	2,415	—	—	771	771
Other taxes[9]	11	—	178	189	36	4	214	254
Non-cash loss on Exchangeable Note repurchases[10]	—	—	828	828	—	—	—	—
COVID-19 related expenses[11]	107	109	23	239	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	22,450	12,216	(12,792)	21,874	24,171	8,476	(10,968)	21,679
Pro forma taxes at effective tax rate[12]	(5,613)	(3,054)	3,198	(5,469)	(6,043)	(2,119)	2,742	(5,420)
Pro forma adjusted net income (loss)[13]	16,837	9,162	(9,594)	16,405	18,128	6,357	(8,226)	16,259
Plus:								
Cash interest (income) expense, net[14]	(1)	—	4,207	4,206	(2)	(8)	3,226	3,216
Pro forma taxes at effective tax rate[12]	5,613	3,054	(3,198)	5,469	6,043	2,119	(2,742)	5,420
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[15]	780	1,489	526	2,795	548	1,184	392	2,124
Adjusted EBITDA	$ 23,229	$ 13,705	$ (8,059)	$ 28,875	$ 24,717	$ 9,652	$ (7,350)	$ 27,019

3VERTICALS

See footnotes continued on the next slide.

21

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $7,450 and $4,122 related to stock options issued under the Company's 2018 Equity Incentive Plan during the nine months ended June 30, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 11. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 12. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates. 13. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 22

Q2 Fiscal 2020 Supplemental Information

Q2 Fiscal 2020 Segment Performance(1)(3)

($ in thousands)	Three months ended March 31, 2020		Three months ended March 31, 2019		Period over period growth
Adjusted Net Revenue(2)					
Merchant Services, excluding Purchased Portfolios	$	24,695	$	22,943	8%
Purchased Portfolios		1,034		1,541	(33)%
Merchant Services		25,729		24,484	5%
Proprietary Software and Payments		14,113		6,964	103%
Other		(531)		—	nm
Total	$	39,311	$	31,448	25%
Adjusted EBITDA(2)					
Merchant Services	$	7,328	$	7,889	(7)%
Proprietary Software and Payments		5,846		3,491	67%
Other		(3,209)		(2,633)	(22)%
Total	$	9,965	$	8,747	14%
Adjusted EBITDA as a percentage of Net Revenue		25.3 %		27.8 %	
Volume					
Merchant Services	$	3,393,710	$	2,794,120	21%
Proprietary Software and Payments		184,025		148,688	24%
Total	$	3,577,735	$	2,942,808	22%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

24

Q2 Fiscal 2020 Segment Performance[(1)(3)]

($ in thousands)	Six months ended March 31, 2020		Six months ended March 31, 2019		Period over period growth
Adjusted Net Revenue[(2)]					
Merchant Services, excluding Purchased Portfolios	$	51,601	$	44,767	15%
Purchased Portfolios		2,367		3,578	(34)%
Merchant Services		53,968		48,345	12%
Proprietary Software and Payments		27,908		12,673	120%
Other		(941)		—	nm
Total	$	80,935	$	61,018	33%
Adjusted EBITDA[(2)]					
Merchant Services	$	16,534	$	15,861	4%
Proprietary Software and Payments		11,092		6,222	78%
Other		(5,802)		(4,758)	(22)%
Total	$	21,824	$	17,325	26%
Adjusted EBITDA as a percentage of Net Revenue		27.0 %		28.4 %	
Volume					
Merchant Services	$	7,028,766	$	5,598,259	26%
Proprietary Software and Payments		388,087		288,398	35%
Total	$	7,416,853	$	5,886,657	26%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

25

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three months ended March 31, 2020 Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 25,729 $ 13,980 $ (531) $ 39,178 Acquisition revenue adjustments(1) — 133 — 133 Adjusted Net Revenue $ 25,729 $ 14,113 $ (531) $ 39,311 ($ in thousands) Three months ended March 31, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 77,441 $ 7,953 $ — $ 85,394 Acquisition revenue adjustments(1) 164 575 — 739 Interchange and nework fees (53,121) (1,564) — (54,685) Adjusted Net Revenue $ 24,484 $ 6,964 $ — $ 31,448 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $1,034 and acquisition revenue adjustments of $0 for the three months ended March 31, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $3,031, acquisition revenue adjustments of $0 and interchange and network fees of $1,490 for the three months ended March 31, 2019. 26 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Six months ended March 31, 2020(4) Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 53,968 $ 27,262 $ (941) $ 80,289 Acquisition revenue adjustments(1) — 646 — 646 Adjusted Net Revenue $ 53,968 $ 27,908 $ (941) $ 80,935 ($ in thousands) Six months ended March 31, 2019(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 155,514 $ 14,748 $ — $ 170,262 Acquisition revenue adjustments(1) 317 953 — 1,270 Interchange and nework fees (107,486) (3,028) — (110,514) Adjusted Net Revenue $ 48,345 $ 12,673 $ — $ 61,018 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $2,367 and acquisition revenue adjustments of $0 for the six months ended March 31, 2020. 3. Merchant Services includes purchased portfolios which had revenue of $6,877, acquisition revenue adjustments of $0 and interchange and network fees of $3,299 for the six months ended March 31, 2019. 27 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended March 31, 2020[1]				Three months ended March 31, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 4,979	$ 3,842	$ (6,780)	$ 2,041	$ 5,037	$ (683)	$ (4,557)	$ (203)
Interest expense, net	—	—	2,184	2,184	—	—	1,155	1,155
Benefit from income taxes	—	—	(2,062)	(2,062)	—	—	(136)	(136)
Net income (loss)	4,979	3,842	(6,902)	1,919	5,037	(683)	(5,576)	(1,222)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(2,062)	(2,062)	—	—	(136)	(136)
Financing-related expenses[2]	—	—	221	221	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(649)	507	—	(142)	(376)	2,878	—	2,502
Equity-based compensation[4]	—	—	2,510	2,510	—	—	1,363	1,363
Acquisition revenue adjustments[5]	—	133	—	133	164	575	—	739
Acquisition-related expenses[6]	—	—	583	583	—	—	261	261
Acquisition intangible amortization[7]	2,728	872	—	3,600	2,867	337	1	3,205
Non-cash interest expense[8]	—	—	879	879	—	—	232	232
Other taxes[9]	3	—	78	81	23	4	160	187
Non-GAAP adjusted income (loss) before taxes	7,061	5,354	(4,693)	7,722	7,715	3,111	(3,695)	7,131
Pro forma taxes at effective tax rate[10]	(1,765)	(1,338)	1,173	(1,930)	(1,929)	(778)	924	(1,783)
Pro forma adjusted net income (loss)[11]	5,296	4,016	(3,520)	5,792	5,786	2,333	(2,771)	5,348
Plus:								
Cash interest expense (income), net[12]	—	—	1,305	1,305	(1)	—	924	923
Pro forma taxes at effective tax rate[10]	1,765	1,338	(1,173)	1,930	1,929	778	(924)	1,783
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[13]	267	492	179	938	175	380	138	693
Adjusted EBITDA	$ 7,328	$ 5,846	$ (3,209)	$ 9,965	$ 7,889	$ 3,491	$ (2,633)	$ 8,747

i3 VERTICALS

See footnotes continued on the next slide.

28

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $2,510 and $1,363 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended March 31, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 29

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Six months ended March 31, 2020[1]				Six months ended March 31, 2019[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 13,406	$ 4,710	$ (11,978)	$ 6,138	$ 10,312	$ 1,119	$ (8,104)	$ 3,327
Interest expense, net	—	—	4,198	4,198	(1)	—	2,070	2,069
(Benefit from) provision for income taxes	—	—	(1,913)	(1,913)	—	—	129	129
Net income (loss)	13,406	4,710	(14,263)	3,853	10,313	1,119	(10,303)	1,129
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	—	—	(1,913)	(1,913)	—	—	129	129
Financing-related expenses[2]	—	—	221	221	—	—	—	—
Non-cash change in fair value of contingent consideration[3]	(2,946)	2,958	—	12	(699)	2,852	—	2,153
Equity-based compensation[4]	—	—	4,634	4,634	—	—	2,314	2,314
Acquisition revenue adjustments[4]	—	646	—	646	317	953	—	1,270
Acquisition-related expenses[6]	—	—	845	845	—	—	621	621
Acquisition intangible amortization[7]	5,567	1,754	—	7,321	5,563	546	1	6,110
Non-cash interest expense[8]	—	—	979	979	—	—	465	465
Other taxes[9]	7	—	128	135	23	4	163	190
Non-GAAP adjusted income (loss) before taxes	16,034	10,068	(9,369)	16,733	15,517	5,474	(6,610)	14,381
Pro forma taxes at effective tax rate[10]	(4,008)	(2,517)	2,342	(4,183)	(3,879)	(1,369)	1,653	(3,595)
Pro forma adjusted net income (loss)[11]	12,026	7,551	(7,027)	12,550	11,638	4,105	(4,957)	10,786
Plus:								
Cash interest expense (income), net[12]	—	—	3,219	3,219	(1)	—	1,605	1,604
Pro forma taxes at effective tax rate[10]	4,008	2,517	(2,342)	4,183	3,879	1,369	(1,653)	3,595
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[13]	500	1,024	348	1,872	345	748	247	1,340
Adjusted EBITDA	$ 16,534	$ 11,092	$ (5,802)	$ 21,824	$ 15,861	$ 6,222	$ (4,758)	$ 17,325

i3 VERTICALS

See footnotes continued on the next slide.

30

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $4,634 and $2,314 related to stock options issued under the Company's 2018 Equity Incentive Plan during the six months ended March 31, 2020 and 2019, respectively. 5. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 6. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 7. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 8. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 9. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 10. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2020 and 2019, based on blended federal and state tax rates. 11. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 12. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 13. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 31

Q1 Fiscal 2020 Supplemental Information

Q1 Fiscal 2020 Segment Performance[(1)(3)]

($ in thousands)	Three months ended December 31, 2019		Three months ended December 31, 2018		Period over period growth
Adjusted Net Revenue[(2)]					
Merchant Services, excluding Purchased Portfolios	$	26,906	$	21,824	23%
Purchased Portfolios		1,333		2,037	(35)%
Merchant Services		28,239		23,861	18%
Proprietary Software and Payments		13,795		5,709	142%
Other		(410)		—	nm
Total	$	41,624	$	29,570	41%
Adjusted EBITDA[(2)]					
Merchant Services	$	9,206	$	7,972	15%
Proprietary Software and Payments		5,246		2,731	92%
Other		(2,593)		(2,125)	(22)%
Total	$	11,859	$	8,578	38%
Adjusted EBITDA as a percentage of Net Revenue		28.5 %		29.0 %	
Volume					
Merchant Services	$	3,635,056	$	2,804,139	30%
Proprietary Software and Payments		204,062		139,710	46%
Total	$	3,839,118	$	2,943,849	30%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. Adjusted Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
3. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

33

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP adjusted net revenue is as follows: ($ in thousands) Three months ended December 31, 2019(4) Proprietary Software Merchant Services(2) and Payments Other Total Revenue $ 28,239 $ 13,282 $ (410) $ 41,111 Acquisition revenue adjustments(1) — 513 — 513 Adjusted Net Revenue $ 28,239 $ 13,795 $ (410) $ 41,624 ($ in thousands) Three months ended December 31, 2018(4) Proprietary Software Merchant Services(3) and Payments Other Total Revenue $ 78,073 $ 6,795 $ — $ 84,868 Acquisition revenue adjustments(1) 153 378 — 531 Interchange and nework fees (54,365) (1,464) — (55,829) Adjusted Net Revenue $ 23,861 $ 5,709 $ — $ 29,570 1. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 2. Merchant Services includes purchased portfolios which had revenue of $1,333 and acquisition revenue adjustments of $0 for the three months ended December 31, 2019. 3. Merchant Services includes purchased portfolios which had revenue of $3,846, acquisition revenue adjustments of $0 and interchange and network fees of $1,809 for the three months ended December 31, 2018. 34 4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended December 31, 2019[(1)]				Three months ended December 31, 2018[(1)]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 8,427	$ 868	$ (5,198)	$ 4,097	$ 5,275	$ 1,802	$ (3,547)	$ 3,530
Interest expense, net	—	—	2,014	2,014	(1)	—	915	914
Provision for income taxes	—	—	149	149	—	—	265	265
Net income (loss)	8,427	868	(7,361)	1,934	5,276	1,802	(4,727)	2,351
Non-GAAP Adjustments:								
Provision for income taxes	—	—	149	149	—	—	265	265
Non-cash change in fair value of contingent consideration[(2)]	(2,297)	2,451	—	154	(323)	(26)	—	(349)
Equity-based compensation[(3)]	—	—	2,124	2,124	—	—	951	951
Acquisition revenue adjustments[(4)]	—	513	—	513	153	378	—	531
Acquisition-related expenses[(5)]	—	—	262	262	—	—	360	360
Acquisition intangible amortization[(6)]	2,839	882	—	3,721	2,696	209	—	2,905
Non-cash interest expense[(7)]	—	—	100	100	—	—	233	233
Other taxes[(8)]	4	—	50	54	—	—	3	3
Non-GAAP adjusted income (loss) before taxes	8,973	4,714	(4,676)	9,011	7,802	2,363	(2,915)	7,250
Pro forma taxes at effective tax rate[(9)]	(2,243)	(1,179)	1,169	(2,253)	(1,950)	(591)	729	(1,812)
Pro forma adjusted net income (loss)[(10)]	6,730	3,535	(3,507)	6,758	5,852	1,772	(2,186)	5,438
Plus:								
Cash interest expense, net[(11)]	—	—	1,914	1,914	—	—	681	681
Pro forma taxes at effective tax rate[(9)]	2,243	1,179	(1,169)	2,253	1,950	591	(729)	1,812
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[(12)]	233	532	169	934	170	368	109	647
Adjusted EBITDA	$ 9,206	$ 5,246	$ (2,593)	$ 11,859	$ 7,972	$ 2,731	$ (2,125)	$ 8,578

i3 VERTICALS

See footnotes continued on the next slide.

35

Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Equity-based compensation expense consisted of $2,124 and $951 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended December 31, 2019 and 2018, respectively. 4. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. Acquisition revenue adjustments remove the effect of these adjustments to acquisition date fair value from acquisitions that have closed as of the date of the earnings release. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2019 and 2018, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 36